UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2005 (November 21, 2005)

BERRY PETROLEUM COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	1-9735 (Commission File Number)	77-0079387 (IRS Employer Identification Number)

5201 TRUXTUN AVE., STE. 300, BAKERSFIELD, CA (Address of Principal Executive Offices)	93309 (Zip Code)

Registrant’s telephone number, including area code: (661) 616-3900

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 22, 2005, Berry Petroleum Company issued a news release announcing that it had entered into a California crude oil sales contract for its California production for deliveries beginning February 1, 2006. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1. The contract between Berry Petroleum Company and the purchaser is incorporated herein by reference and furnished as Exhibit 99.2.  The guarantees are incorporated herein by reference and furnished as Exhibits 99.3 and 99.4.

The information in this Current Report on Form 8-K and Exhibit 99.1, 99.2, 99.3 and 99.4 are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1 News release dated November 22, 2005 announcing a California crude oil sales contract for deliveries beginning February 1, 2006.

99.2 Crude oil sales contract for Berry’s California production for deliveries beginning February 1, 2006.

99.3 Flying J Guaranty

99.4 Big West Guaranty

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BERRY PETROLEUM COMPANY
By:	/s/ Kenneth A. Olson
Kenneth A. Olson
Corporate Secretary

Date: November 22, 2005